UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2022

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Larimer Street, #246, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02 Results of Operations and Financial Condition.

This Current Report on Form 8-K/A of Akerna Corp. (the “Company”) relates to the Current Report on Form 8-K filed on March 22, 2022 (the “Original Report”). In the Original Report, the Company furnished a press release (the “Press Release”) announcing its financial and operational results and business highlights for the Company’s fiscal year ended December 31, 2021. This amendment describes the changes from the Original Report.

Subsequent to the issuance of the Original Report, the Company discovered a required adjustment to the deferred tax liabilities related to acquired intangible assets from business combinations as part of completing the tax provision for the fiscal year ended December 31, 2021, and other adjustments identified during final review. Such adjustments resulted in the following material changes to the consolidated financial statements and financial highlights as contained in the Original Report as of and for the year ended December 31, 2021:

●	goodwill increased by $2.3 million from $44.7 million to $47.0 million;

●	income tax benefit increased by $2.3 million from $11,739 to $2.3 million;

●	basic and diluted net loss per common share decreased by $0.09 from $1.31 to $1.22; and

●	non-cash change in deferred tax liabilities as an adjustment to reconcile net loss to net cash used in operating activities increased by $2.3 million from $0 to $2.3 million.

Attached hereto as Exhibit 99.1 is an amended copy of the Press Release with the corrections to the financial highlights and financial statements attached thereto, for the fiscal year ended December 31, 2021.

Outside of the above changes and the impact thereof on dependent subtotals in the financial statements, no other material changes were made to the information set forth in the Press Release. The Company is substantially simultaneously herewith, filing its Annual Report on Form 10-K for the year ended December 31, 2021, which will reflect the corrections.

In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K (including Exhibit 99.1) is being “furnished,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Updated Press Release of Akerna Corp., dated March 21, 2022*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	- Furnished not filed for purposes of Section 18 of the Exchange Act; not incorporated by reference in any filing that the Company makes under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 31, 2022	AKERNA CORP.

	By:	/s/ John Fowle
		Name: Title:	John Fowle Chief Financial Officer

3